                                                                 Exhibit 99.1



                           SNYDER OIL CORPORATION
                    CONSOLIDATED STATEMENT OF OPERATIONS
                  (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                (UNAUDITED)


                                                                                          THREE MONTHS ENDED
                                                                                               MARCH 31,
                                                                                         1999           1998
                                                                                    -------------   -------------
Revenues:
     Oil and gas sales...........................................................   $        30.0   $        32.8
     Gas transportation, processing and marketing margin.........................             0.6             0.5
     Gains on sales of properties................................................             0.4             0.0
                                                                                    -------------   -------------
       Total revenues............................................................            31.0            33.3
                                                                                    -------------   -------------
Costs and expenses:
     Direct operating............................................................             9.0             8.4
     Exploration.................................................................            11.9             3.2
     General and administrative .................................................             4.3             4.2
     Financing costs, net........................................................             4.2             2.8
     Other.......................................................................             0.2             0.1
     Depletion, depreciation and amortization....................................            13.9            11.8
                                                                                    -------------   -------------
Income (loss) before income taxes................................................           (12.5)            2.8
     Income tax (expense) benefit................................................             4.4            (1.0)
                                                                                    -------------   -------------
Net income (loss)................................................................   $        (8.1)  $         1.8
                                                                                    =============   =============
Net income (loss) per share, basic...............................................   $       (0.24)  $        0.06
                                                                                    =============   =============

Net income (loss) per share, diluted.............................................   $       (0.24)  $        0.05
                                                                                    =============   =============
Weighted average number of shares outstanding....................................            33.4            33.4
                                                                                    =============   =============



            The accompanying notes are an integral part of these
                    consolidated financial statements.

                           SNYDER OIL CORPORATION
                         CONSOLIDATED BALANCE SHEET
                  (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                                                    MARCH 31,       DECEMBER 31,
                                                                                      1999              1998
                                                                                  -------------    -------------
                                                                                   (Unaudited)
                                  ASSETS
Current Assets:
   Cash and cash equivalents....................................................  $        11.2    $         6.2
   Accounts receivable, net.....................................................           18.8             27.6
   Other current assets.........................................................            2.3              1.8
                                                                                  -------------    -------------
     Total Current Assets.......................................................           32.3             35.6
                                                                                  -------------    -------------
Investments.....................................................................           26.3             24.0

Properties, plant and equipment:
   Oil and gas (successful efforts method of accounting)........................          527.3            542.3
   Accumulated depletion, depreciation, amortization and impairment.............         (193.3)          (189.3)
                                                                                  -------------    -------------
     Net oil and gas properties.................................................          334.0            353.0
                                                                                  -------------    -------------
   Gas facilities and other.....................................................           21.4             26.3
   Accumulated depreciation and amortization....................................           (9.4)            (9.4)
                                                                                  -------------    -------------
     Net gas facilities and other...............................................           12.0             16.9
                                                                                  -------------    -------------
     Total properties, plant and equipment......................................          346.0            369.9
                                                                                  -------------    -------------
Other Assets:
     Other......................................................................            4.4              4.4
                                                                                  -------------    -------------
     Total Other Assets.........................................................            4.4              4.4
                                                                                  -------------    -------------
Total Assets....................................................................  $       409.0    $       433.9
                                                                                  =============    =============

                    LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
   Accounts payable ............................................................  $        18.9    $        21.4
   Accrued liabilities..........................................................           48.2             51.9
                                                                                  -------------    -------------
     Total Current Liabilities..................................................           67.1             73.3
                                                                                  -------------    -------------
Long-term debt..................................................................          206.8            212.8
Other long-term obligations.....................................................           18.8             19.4

Shareholders' Equity:
   Common stock, $0.01 par value, 75.0 shares authorized,
     36.1 shares issued and outstanding,........................................            0.4              0.4
   Capital in excess of par value...............................................          239.0            238.7
   Retained earnings............................................................            0.6             10.9
   Treasury stock, at cost, 2.7 shares..........................................          (46.2)           (46.2)
   Unrealized losses on investments.............................................          (77.5)           (75.4)
                                                                                  -------------    -------------
Total Shareholders' Equity......................................................          116.3            128.4
                                                                                  -------------    -------------
Total Liabilities and Shareholders' Equity......................................  $       409.0    $       433.9
                                                                                  =============    =============

            The accompanying notes are an integral part of these
                    consolidated financial statements.

                           SNYDER OIL CORPORATION
                    CONSOLIDATED STATEMENT OF CASH FLOWS
                               (IN MILLIONS)
                                (UNAUDITED)

                                                                                          THREE MONTHS ENDED
                                                                                               MARCH 31,
                                                                                         1999            1998
                                                                                    -------------   -------------
Operating activities:
   Net income (loss)............................................................    $        (8.1)  $        1.8
   Adjustments to reconcile net income (loss) to
     net cash provided by operating activities:
     Depletion, depreciation and amortization...................................             13.9           11.8
     Deferred income taxes......................................................             (4.4)           1.0
     Gains on sales of properties...............................................             (0.4)             -
     Exploration expense........................................................             11.9            3.2
   Changes in operating assets and liabilities:
     Decrease (increase) in accounts receivable.................................              8.8            1.6
     Decrease (increase) in inventory and other.................................             (0.5)          (0.7)
     Increase (decrease) in accounts payable....................................             (2.5)          (2.6)
     Increase (decrease) in accrued liabilities.................................             (4.3)           5.5
     Net change in other liabilities............................................             (0.7)          (0.3)
                                                                                    -------------   ------------
Net cash provided by operating activities.......................................             13.7           21.3
                                                                                    -------------   ------------
Investing activities:
   Acquisition, exploration and development.....................................            (26.2)         (37.5)
   Proceeds from sales of properties............................................             25.5              -
                                                                                    -------------   ------------
Net cash used in investing activities...........................................             (0.7)         (37.5)
                                                                                    -------------   ------------
Financing activities:
   Issuance of common stock.....................................................              0.2            2.1
   Increase in long term debt...................................................             (6.0)             -
   Dividends....................................................................             (2.2)          (2.2)
   Repurchase of common stock...................................................                -           (0.8)
                                                                                    -------------   ------------
Net cash used in financing activities...........................................             (8.0)          (0.9)
                                                                                    --------------  ------------
Increase (decrease) in cash.....................................................              5.0          (17.1)
Cash and equivalents at beginning of period ....................................              6.2           89.4
                                                                                    -------------   ------------
Cash and equivalents at end of period ..........................................    $        11.2   $       72.3
                                                                                    =============   ============
Non cash investing and financing activities:
   Exchange of company stock to retire notes receivable.........................    $           -   $        0.6


            The accompanying notes an are integral part of these
                    consolidated financial statements.

NOTE 1 . BASIS OF FINANCIAL STATEMENT PRESENTATION

These unaudited consolidated financial statements have been prepared by Santa Fe Snyder Corporation, the successor to Snyder Oil Corporation (the "Company"), pursuant to the rules and regulations of the Securities and Exchange Commission, and reflect all adjustments which are, in the opinion of management, necessary for a fair statement of the results for the interim periods, on a basis consistent with the annual audited financial statements. All such adjustments are of a normal recurring nature. Certain information, accounting policies, and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading. Certain amounts in the prior periods' consolidated financial statements have been reclassified to conform with current classification. These consolidated financial statements should be read in conjunction with the financial statements and the summary of significant accounting policies and notes thereto included in the Company's most recent Annual Report on Form 10-K/A.

NOTE 2.  INVESTMENTS

The Company held marketable securities of two foreign energy companies accounted for using the cost method. The Company follows Statement of Financial Accounting Standards No. 115 ("SFAS 115"), "Accounting for Certain Investments in Debt and Equity Securities," which requires that such investments be adjusted to their fair value with a corresponding increase or decrease to stockholders' equity. The following table sets forth the book/fair values and carrying costs of the investments (in thousands):

                                         March 31, 1999                              December 31, 1998
                              ------------------------------------          -----------------------------------
                                 Book/Fair            Carrying                 Book/Fair            Carrying
                                   Value                Cost                     Value                Cost
                              -------------        --------------          -------------         -------------

         Cairn                $      21,274        $       73,140          $      17,231         $      73,140
         SOCI plc                     5,044                30,923                  6,752                30,923
                              -------------        --------------          -------------         -------------
                              $      26,318        $      104,063          $      23,983         $     104,063
                              =============        ==============          =============         =============

NOTE 3.  EARNINGS PER SHARE

Effective December 31, 1997, the Company adopted Statement of Financial Accounting Standards No. 128 ("SFAS 128"), "Earning per Share", which prescribes standards for computing and presenting earnings per share and supersedes APB Opinion No. 15, "Earnings per Share." In accordance with SFAS 128, income applicable to common has been calculated based on the weighted average shares outstanding during the year and income applicable to common-assuming dilution has been calculated assuming the exercise of conversion of all dilutive securities as of January 1, 1999 and 1998, or as of the date of issuance if later. The following table illustrates the calculation of earnings per share.

                                                              INCOME             SHARE         PER-SHARE
                                                            -----------       -----------      ---------
FOR THE THREE MONTHS ENDED MARCH 31, 1999

     Loss applicable to common shareholders                 $      (8.1)             33.4      $    (.24)
                                                            ===========       ===========


FOR THE THREE MONTHS ENDED MARCH 31, 1998

     Income available to common shareholders                $       1.8              33.4      $     .06

     Effect of dilutive securities
        Stock options                                                 -                .2
                                                            -----------       -----------

     Income available common-assuming dilution              $       1.8              33.6      $     .05
                                                            ===========       ===========

As of March 31, 1999, the only potentially dilutive securities outstanding were stock options that have yet to be exercised.

NOTE 4.    MERGER

     On May 5, 1999, the merger of Snyder Oil Corporation with and into Santa Fe Energy Resources, Inc. ("Santa Fe") was completed forming Santa Fe Snyder Corporation. Under the agreement, Snyder shareholders received 2.05 shares of Santa Fe common stock for each share of Snyder common stock.